UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2003

ILEX ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23413	74-2699185

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Horizon Hill Blvd., San Antonio, Texas	78229

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 949-8200

(Former name or former address, if changed since last report.)

SIGNATURES
EX-99.1 Press Release

Item 5. Other Events and Regulation FD Disclosure.

     On April 14, 2003, ILEX Oncology, Inc. issued a press release regarding the settlement by its subsidiary, ILEX Oncology Services, Inc., of a dispute with a former contract research organization customer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1 Press Release dated April 14, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILEX ONCOLOGY, INC.

	By:	/s/ RONALD G. TEFTELLER

Ronald G. Tefteller
Vice President, General Counsel and
Corporate Secretary
Dated April 14, 2003

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EXHIBIT INDEX

Exhibit 99.1	Press Release dated April 14, 2003